UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 08, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               PIONEER OIL AND GAS
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Utah                        0-30472                87-0365907
 -------------------------------   ------------------------  ----------------
 (State or other jurisdiction of   (Commission File Number)  (IRS Employer
         incorporation)                                   Identification No.)


           1206 W. South Jordan Parkway, Unit B South Jordan, UT 84095
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               (Address of principal executive offices) (Zip Code)


                                 (801) 566-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5: Pioneer Oil and Gas (the "Company")is filing this form 8K because of the press release issued on January 28, 2005. The press release is attached to this Form 8K as an exhibit.

          (c) Exhibits. The following exhibit is furnished pursuant to Item 5 of Form 8-K:

          Press Release:  PIONEER SELLS CENTRAL UTAH PLAY; YANKEE RESULTS

                                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     PIONEER OIL AND GAS Registrant


      Date: February 8, 2005               /s/ Don J. Colton
                                        ------------------------------
                                           Don J. Colton
                                           President

January 28, 2005

                 PIONEER SELLS CENTRAL UTAH PLAY; YANKEE RESULTS

South Jordan, Utah --- Pioneer Oil and Gas (OTC Bulletin Board: PIOL) announced today that it had entered into an agreement with a large independent oil company on the NYSE to sell approximately 91,000 gross acres (34,000 net acres) in the Central Utah Overthrust. The terms call for the immediate purchase of 56,000 gross acres (of the 91,000) with the option to purchase 35,000 more. Additional terms of the agreement including the purchase price are confidential.

One of Pioneer's employees, Michael Pinnell, Exploration Manager, was also the co-author of a seminal article in the Oil and Gas Journal, "Stunning Utah Oil, Gas Discovery Focuses Spotlight on Hingeline", in the January 17, 2005 issue. This article details the exciting developments in the Central Utah Overthrust play.

In another development Pioneer announced that it had completed the Yankee Mine West No. 1 well as a dry hole. This well has helped with defining of the Yankee structure but more follow-up data including seismic is probably needed before drilling another well.

Further information on Pioneer can be viewed at our web site at www.piol.com.

Statements concerning future financial results, production, expenditures, reserve estimates, and other items are forward-looking statements. These statements are based on assumptions concerning commodity prices, drilling results and other factors management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are both subject to a wide range of business risks, and there is no assurance that these goals and projections can or will be met.